UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 21, 2003

TANISYS TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

WYOMING

(State or other jurisdiction of incorporation)

0-29038

74-2675493

(Commission File Number)

(IRS Employer Identification No.)

____________________________

12201 Technology Blvd., Suite 125

Austin, Texas  78727-6101

(Address of principal executive office, including zip code)

(512) 335-4440

(Registrant’s telephone number, including Area Code)

Item 1.  Changes in Control of Registrant.

Pursuant to a Securities Purchase Agreement dated February 21, 2003, a group of investors in Tanisys Technology, Inc., a Wyoming corporation (“Tanisys” or the “Registrant”), who owned the Registrant’s Series A Preferred Stock (the “Sellers”) sold a total of 9,333,107 shares of the Registrant’s Series A Preferred Stock to ATE Worldwide LLC, a Delaware limited liability company (the “Buyer”), for approximately $0.04 per share.  Spirox Caymans, an affiliate of Spirox Corporation, a Taiwanese corporation, is the principal owner of ATE Worldwide LLC.  All rights and privileges granted in the August 13, 2001 Series A Preferred Stock Purchase Agreement were assigned to the Buyer by the Sellers.  All documents related to the August 13, 2001 Series A Preferred Stock Purchase Agreement were previously filed on Form 8-K on August 13, 2001, and are herein incorporated by reference.  Each share of Series A Preferred Stock is convertible into 33.334 shares of the Registrant’s common stock.  The holders of the Registrant’s Series A Preferred Stock are entitled to vote with the holders of the common stock on an as-if-converted basis.  The percentage of the voting securities of the Registrant now beneficially owned directly or indirectly by the Buyer is approximately 91%.  The Buyer has informed the Registrant that the source of the funds it used to purchase the Series A Preferred Stock was cash on hand.

The Sellers included New Century Equity Holdings Corp., a Delaware corporation (“New Century”) (Nasdaq: NCEH), who, prior to February 21, 2003, was deemed to have control of the Registrant due to its ownership percentage of the Registrant’s Series A Preferred Stock and its right to appoint three of the five positions of the Registrant’s Board of Directors.  In conjunction with the February 21, 2003 Securities Purchase Agreement, the Buyer was assigned New Century’s rights to maintain the majority of the members of the Registrant’s Board of Directors. The Registrant’s Board of Directors appointed Mr. James T. Healy and Mr. David Sheu to the Registrant’s Board of Directors effective immediately upon the resignations of Mr. Justin L. Ferrero and Mr. Theodore W. Van Duyn on February 21, 2003.  In addition, Mr. C. Lee Cooke, Jr., resigned as the Registrant’s President and Chief Executive Officer.  Mr. David P. Tusa also resigned his position as the Registrant’s corporate secretary.  On February 21, 2003, the Registrant’s Vice President of Sales and Marketing and Chief Operating Officer, Mr. John R. Bennett, was promoted to the positions of President and Chief Executive Officer effective February 21, 2003.

Item 5.  Other Events.

On February 21, 2003, the Registrant entered into a Secured Promissory Note (the “Note”) and Security Agreement with ATE Worldwide, LLC, a Delaware limited liability company, which provides a loan to the Registrant of $580,000 to be used for working capital purposes.  The Note has a maturity date of February 21, 2003, and bears interest at 6% per annum.

The following Exhibits are filed as part of this report.

Exhibit No.

Description

1.1

Secured Promissory Note dated February 21, 2003 between the Registrant and ATE Worldwide LLC

1.2

Security Agreement dated February 21, 2003 between the Registrant ant ATE Worldwide LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TANISYS TECHNOLOGY, INC.

February 25, 2003

By: /s/ John R. Bennett

President and Chief Executive Officer

Exhibit 99.7

SECURED PROMISSORY NOTE

Principal Amount: $580,000.00

Date: February  21, 2003

FOR VALUE RECEIVED, the undersigned, Tanisys Technology, Inc., a Wyoming corporation, for itself, and all of its wholly owned subsidiaries including, without limitation, 1st Tech Corporation, a Delaware corporation, DarkHorse Systems, Inc., a Delaware corporation, and Rosetta Marketing and Sales, Inc., a Texas corporation (collectively “Maker”) entered this Secured Promissory Note (the “Note”) and does hereby promise to pay to the order of ATE WORLDWIDE, LLC, a Delaware limited liability company (“Payee”) the principal sum of FIVE HUNDRED EIGHTY THOUSAND AND NO/100THS DOLLARS ($580,000.00), or so much thereof as may be advanced from time to time, in legal and lawful money of the United States of America, together with interest on the unpaid principal balance from time to time outstanding hereunder at the rates hereinafter set forth.  All sums payable hereunder are payable to Payee’s attention at 135 Commerce Street, Sunnyvale, California 94086 or such other place as Payee may designate in writing.  Whenever a day on which payment of interest and/or principal required to be made hereunder falls on a Saturday, Sunday or public holiday, such payment shall be due on the next following business day, and where time is extended for the payment of principal by virtue of the due date thereof falling on a Saturday, Sunday or public holiday, such extended time shall be included in the computation of interest.

1.

Interest.  Prior to the occurrence of an “Event of Default” (hereinafter defined) interest shall accrue on the unpaid principal balance from time to time outstanding hereunder at an annual rate equal to six percent (6%) per annum computed daily on the basis of a 365/366 day year for the actual number of days elapsed during which the principal is outstanding from the date of this Note until the entire indebtedness evidenced by this Note (including, without limitation, principal and accrued unpaid interest) is paid in full.  Upon and during the continuance of an Event of Default, interest shall accrue hereon in accordance with Paragraph 8 hereof.

2.

Terms of Payment (Principal and Interest).  Interest is payable annually.  The first payment of interest is due and payable on December 31, 2003, and interest payments prior to maturity shall continue to be due on each following December 31, until February 21, 2006, when this Note matures and the principal and all accrued and unpaid interest are due and payable in full.

3.

Pledge and Security.  This Note is secured by all instruments heretofore, now or hereafter executed by Maker or any guarantors in favor of Payee or Payee’s Predecessors-In-Interest (as hereinafter defined) and by their terms securing the payment of any then existing indebtedness and future advances, including, without limitation, advances of the type represented by this Note (hereinafter “Security Documents”) including, without limitation, the following:

a.

Security Agreement – Pledge of Tangible and Intangible Assets dated August 6, 2001 by and among Maker, New Century Equity Holdings Corp., a Delaware corporation (“NCEH”), for itself, and as agent for various shareholders named in a Series A Preferred Stock Purchase Agreement dated of even date therewith (the “Purchase Agreement”), from Maker, as Pledgor, to Payee’s Predecessors-In-Interest as Secured Party, in which Maker grants to Payee’s Predecessors-In-Interest a security interest in the collateral more fully described therein (the “Collateral”).  The Security Agreement – Pledge of Tangible and Intangible Assets described in the preceding sentence is the “Security Agreement” as used herein.  Effective January 31, 2003, Payee received its interest in the Security Agreement as a result of a sale by NCEH and certain of the shareholders of Tanisys Technology, Inc. that were parties to the original Security Agreement of all their right title and interest in the Security Agreement and the note secured by same.  NCEH and the selling shareholders are collectively “Predecessors-In-Interest” as that term is used herein.

b.

Security Agreement effective February 21, 2003, by and between Maker, as Debtor (as defined therein), and Payee, as Secured Party (as defined therein), in which Maker grants a security interest in the Collateral (as defined therein) to Payee as set forth therein (the “Second Security Agreement”).

c.

One or more UCC Financing Statements perfecting the security interest granted by Maker, as Pledgor, to Payee’s Predecessors-In-Interest, as Secured Party, in the Collateral.

4.

Priority and Other Liens.  Except as otherwise set forth in the Security Agreement and Second Security Agreement, the security interests securing this Note and on the Collateral described in the Security Agreement and the Second Security Agreement are subject only to the priority claims of Silicon Valley Bank and any other secured party under the Security Agreement.  Additionally, Maker will not assign, transfer, sell, or grant, or permit any lien or security interest in the Collateral to or in favor of any other party, without Payee’s prior written consent.

5.

Events of Default.  An “Event of Default” means one more of the following events has occurred and Payee has given Maker written notice of the event and the time period required to cure same, and the event remains uncured after the expiration of the period indicated hereinbelow:

a.

Maker fails to pay any amount required to be paid under this Note, the Security Agreement, the Second Security Agreement or any other promissory note issued by Maker and such failure continues for ten (10) days from the date of Payee’s written notice to Maker of such failure to pay;

b.

Any material breach of a representation or warranty made by Maker in this Note, the Security Agreement, or the Second Security Agreement that continues for ten (10) days from the date of Payee’s written notice to Maker of such material breach;

c.

Maker defaults under the terms of this Note, the Security Agreement, the Second Security Agreement or any other promissory note or security agreement to which Maker is a party and such failure continues for ten (10) days from the date Maker receives written notice thereof from any party to one or more of those documents;

d.

Maker commences any “Insolvency Proceeding” (hereinafter defined) with respect to itself or takes any action to effectuate or authorize an Insolvency Proceeding; and

e.

 Any involuntary Insolvency Proceeding is commenced or filed against Maker or any writ, judgment, warrant of attachment, execution or similar process is issued or levied against all or a substantial part of its properties, and any such involuntary Insolvency Proceeding or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded within sixty (60) days after commencement, filing or levy.

The term “Insolvency Proceeding” means (a) any case, action or proceeding relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors, or other similar arrangement in respect of its creditors generally or any substantial portion of its creditors undertaken under United States Federal, state of foreign law, including the Federal Bankruptcy Reform Act of 1978 (11 U.S.C.A. § 101 et seq.);

f.

Maker defaults under any note, security agreement, or other document related a security interest superior to Payee’s security interest described herein and that default gives the superior interest holder the right to accelerate its debt and such default continues for ten (10) days from the date of Maker’s receipt from any party of such failure;

g.

Maker contractually grants any other party a security interest or otherwise encumbers the Collateral without first obtaining the express written consent of Payee:

h.

Maker fails to pay any tax, resulting in the attachment of a security interest in or against all or any part of the Collateral;

i.

The entry of a judgment against Maker or the issuance of any attachment, sequestration, or similar writ is levied upon any of Maker’s property which is not remedied within twenty (20) days;

j.

Any required permit, license, certificate or approval with respect to the Collateral ceases to be in full force and effect; or

k.

Payee determines, in its sole and absolute discretion, that a material adverse change has occurred in the financial condition of Maker or that there is a danger to or impairment of the Collateral.

6.

Remedies Upon Default.  At any time after an Event of Default has occurred and is continuing, Payee shall have the right to declare all amounts due and owing hereunder, including, without limitation, principal and accrued unpaid interest, immediately due and payable in full without presentment, demand, protest or notice (except as stated above and in the Security Agreement or Second Security Agreement), all of which are hereby expressly waived by Maker to the extent indicated. Payee shall also have the right upon the occurrence and continuance of an Event of Default to exercise any one or more of its remedies under the Security Agreement or the Second Security Agreement. If Maker fails to make any payment when due under this Note, then, in addition to any and all other relief to which Payee may be entitled, Maker agrees to pay (or reimburse Payee for) any and all reasonable costs, expenses and fees incurred by Payee to enforce this Note or otherwise collect indebtedness evidenced by this Note, including, without limitation, reasonable attorney’s fees and court costs.

Upon an Event of Default, Payee at its election may (but shall not be obligated to), without notice, do any one or more of the following: (a) terminate its commitment to extend any money under this Note; (b) terminate any obligation to extend any other credit to or for the account of Maker; (c) reduce any claim to judgment; (d) exercise any and all rights and remedies afforded by this Note, the other Security Documents, law, equity or otherwise, including, without limitation, obtaining appointment of a receiver (to which Maker hereby consents) and/or judicial or non-judicial foreclosure under the Security Agreement or the Second Security Agreement; (e) in its own name or in the name of Maker, enter into possession of the Collateral, perform all work necessary to complete any, or all of Maker’s outstanding contracts substantially in accordance with said contract(s) (as modified as deemed necessary by Payee), the Security Documents, and all applicable laws, and governmental requirements pursuant to the applicable contracts or otherwise; or (f) set-off and apply, to the extent thereof and to the maximum extent permitted by law, any and all deposits, funds, or assets at any time held and any and all other indebtedness at any time owing by Payee to or for the credit or account of Maker against any indebtedness.

Maker hereby appoints Payee as Maker’s attorney-in-fact, which power of attorney is irrevocable and coupled with an interest, with full power of substitution, to do any of the following in Maker’s name upon the occurrence of an Event of Default:  (i) use such sums as are necessary, including, without limitation, any proceeds of this Note and any Collateral, make such changes or corrections in the Maker’s existing contracts as may be required, or as Payee may otherwise consider desirable, for the purpose of completing any outstanding contracts or obligations substantially in accordance with the terms thereof (as modified as deemed necessary by Payee), the Security Documents, and all applicable laws, and governmental requirements; (ii) execute all applications and certificates in the name of Payee which may be required for completion of any contract; (iii) endorse the name of Maker on any checks or drafts representing proceeds of any insurance policies, or other payments or instruments payable to Maker with respect to the Collateral; (iv) do every act with respect to the Collateral that Maker may do; (v) prosecute or defend any action or proceeding incident to the Collateral, (vi) pay, settle, or compromise all bills and claims so as to clear title to the Collateral; and (vii) take over and use all or any part of the labor, materials, supplies and equipment contracted for, owned by, or under the control of Maker, whether or not previously incorporated into the Collateral.  Any amounts expended by Payee to complete the foregoing on Maker’s behalf or in connection with the exercise of its remedies herein shall be deemed to have been advanced to Maker hereunder as a demand obligation owing by Maker to Payee and shall constitute a portion of the indebtedness under this Note, regardless of whether such amounts exceed any limits for indebtedness otherwise set forth herein.  Payee shall have no liability to Maker for the sufficiency or adequacy of any such actions taken by Payee.  THE EXCULPATION PROVISION OF THE IMMEDIATELY PRECEDING SENTENCE IS INTENDED TO APPLY TO ANY ACT OR FAILURE TO ACT BY PAYEE WHICH CONSTITUTES PAYEE’S OWN ORDINARY NEGLIGENCE.

No delay or omission of Payee to exercise any right, power or remedy accruing upon the happening of an Event of Default shall impair any such right, power or remedy or shall be construed to be a waiver of any such Event of Default or any acquiescence therein.  No delay or omission on the part of Payee to exercise any option for acceleration of the maturity of the indebtedness, or for foreclosure or sale of the Collateral following any Event of Default as aforesaid, or any other option granted to Payee hereunder in any one or more instances, or the acceptances by Payee of any partial payment on account of the indebtedness, shall constitute a waiver of any such Event of Default, and each such option shall remain continuously in full force and effect.  No remedy herein conferred upon or reserved to Payee is intended to be exclusive of any other remedies provided for in this Note or any of the other Security Documents, and each and every such remedy shall be cumulative, and shall be in addition to every other remedy given hereunder, or under this Note or any of the other Security Documents, or now or hereafter existing at law or in equity or by statute.  Every right, power and remedy given to Payee by this Note or any of the other Security Documents shall be concurrent, and may be pursued separately, successively or together against Maker, guarantor, or any personal property granted as security under the Security Documents, and every right, power and remedy given by this Note or any of the other Security Documents may be exercised from time to time as often as may be deemed expedient by Payee.

7.

Annual Interest Rate Upon Default.  All past due installments of principal and interest due and owing on this Note, shall bear interest from maturity thereof until paid at the lesser of (i) eighteen percent (18.00%) per annum or (ii) the Maximum Rate as defined herein.  Upon acceleration or maturity of the entire outstanding principal balance of this Note, the said principal amount shall bear interest from the date of acceleration or maturity until paid at the rate of eighteen percent (18%) per annum calculated and applied on the basis of actual days elapsed and a 365/366 day year, subject to Paragraph 1 hereof, PROVIDED, HOWEVER, that the interest payable under this Paragraph shall in no way exceed the Maximum Rate as defined herein.

8.

Usury Savings and Spreading.  It is expressly stipulated and agreed to be the intent of Maker and Payee at all times to comply with applicable law governing the Maximum Rate or amount of interest payable on or in connection with this Note and the loan evidenced hereby (or applicable United States federal law to the extent that it permits Payee to contract for, charge, take, reserve or receive a greater amount of interest than under applicable state law).  If the applicable state or federal law is ever judicially interpreted so as to render usurious any amount called for under this Note or under the Security Documents, or contracted for, charged, taken, reserved or received with respect to the Note, or if acceleration of the maturity of this Note or if any prepayment by Maker results in Maker having paid any interest in excess of that permitted by law, then it is Maker’s and Payee’s express intent that (i) all excess amounts theretofore collected by Payee be credited on the principal balance of this Note (or, if this Note has been or would thereby be paid in full, refunded to Maker); and (ii) the provisions of this Note and the Security Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder.  The right to accelerate maturity of this Note does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Payee does not intend to collect any unearned interest in the event of acceleration.  All sums paid or agreed to be paid to Payee for the use, forbearance or detention of the indebtedness evidenced hereby shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the applicable usury ceiling.  Notwithstanding any provision contained in this Note or in any of the Security Documents that permits the compounding of interest, including without limitation any provision by which any of the accrued interest is added to the principal amount of this Note, the total amount of interest that Maker is obligated to pay and Payee is entitled to receive with respect to this Note shall not exceed the amount calculated on a simple (i.e., non-compounded) interest basis at the Maximum Rate (as defined hereinafter) on principal amounts actually advanced to or for the account of Maker, including any initial funds advanced contemporaneously herewith and any advances made pursuant to any of the Security Documents (such as for the payment of taxes, insurance premiums and the like).  As used herein, the term “Maximum Rate” shall mean the maximum non-usurious rate of interest which may be lawfully contracted for, charged, taken, reserved or received by Payee from Maker in connection with the Note evidenced hereby under applicable state law (or applicable United States federal law to the extent that it permits Payee to contract for, charge, take, reserve or receive a greater amount of interest than under state law).

9.

Prepayment and Recoupment.  Maker hereby reserves the right at any time to make payments of principal or interest before they are due without penalty or premium. All prepayments shall be applied first to accrued, unpaid interest, and the balance of any prepayment shall be applied to reduce the amount of principal payments due under this Note in the order of their maturity.

10.

Representations and Warranties of Maker.  Maker represents and warrants that (i) Maker has obtained any consents necessary to execute, deliver and perform its obligations under this Note; (ii) this Note constitutes the valid and binding obligation of Maker and is enforceable against Maker in accordance with its terms; (iii) Maker has taken all corporate action necessary to authorize the execution and delivery of this Note and each legal agent who may be executing this Note on behalf of Maker has authority to execute and deliver this Note; (iv) neither the execution or delivery by Maker of this Note nor the performance by Maker of its obligations hereunder violates, conflicts with, results in a breach of, or constitutes a default under, or will result in the creation or imposition of any lien against or upon the assets or property of Maker, except as expressly stated herein, pursuant to, or results in a change in any material term of (a) the Articles of Incorporation or Bylaws, as amended, of any Maker, (b) any and all applicable laws, rules, and regulations; (c) any judgment, decree or order of any court or any other agency of the government or (d) any material agreement to which any Maker is a party or by which Maker’s property or assets are bound; (v) all of Maker's filings with the Securities and Exchange Commission made pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, are true and correct as of the date hereof; and (vi) Maker has been represented by separate legal counsel in the negotiation and execution of this Note.

11.

Notices.  All notices, demand, communications and requests of any kind (each a “Notice”) which either party may be required or may desire to serve upon the other party hereto in connection with this Note shall be delivered only by courier or other means of personal service which provides written verification of receipt or by registered or certified mail, return receipt requested. Any such notice (i) if sent by registered or certified mail, shall be deposited in the United States mail, or (ii) if delivered by courier, shall be deposited with the courier, in each case with postage or delivery charges thereon fully prepaid. All Notices shall be addressed to the parties to be served therewith as follows:

If to Maker:

If to Payee:

Tanisys Technology, Inc.

ATE WORLDWIDE, LLC

12201 Technology Blvd., Suite 125

135 Commerce Street

Austin, Texas 78727

Sunnyvale, California  94086

Attn.: Chief Executive Officer

Service of any Notice so made shall be deemed complete on the day of receipt thereof as shown by the addressee’s registry, certification receipt or other evidence of receipt or first rejection. Either party hereto may from time to time by notice in writing served upon the other as aforesaid designate a different mailing address or a different or additional person to which all such notices or demands hereafter are to be addressed.

12.

Conversion and Offset.  In the event that it is determined that Payee is indebted to Maker, directly or indirectly, then Maker, at its option, shall be entitled to convert all or a portion of the indebtedness represented by the Note into equity of Maker or reduce by offset all or any portion of the outstanding balance of this Note in an amount necessary to satisfy all or a portion of such indebtedness owed by Payee to Maker.

13.

Waivers.  Except as otherwise provided in this Note, Maker and all endorsers, guarantors, sureties and accommodation parties of this Note, both before and after maturity, hereby expressly (i) waive all protest, notice of protest, demand for payment, presentment for payment, notice of intention to accelerate maturity, notice of acceleration of maturity, notice of dishonor, bringing of suit, and diligence in taking any action to collect any amounts called for hereunder and in the handling of properties, rights or collateral at any time existing in connection herewith; (ii) consent to and waive notice of any one or more renewals, extensions or modifications of this Note, whether made to or in favor of Maker or any other person or persons, regardless whether any such renewal, extension or modification modifies the terms, interest rate or time for payment of this Note and regardless of the length of term of the renewal, extension or modification; (iii) consent to and waive notice of any substitution, exchange or release of any security now or hereafter given for this Note; (iv) consent to and waive notice of the release of any party primarily or secondarily liable hereon; (v) consent to and waive notice of any other indulgences, none of which shall otherwise affect the liability of any of said parties for the indebtedness evidenced by this Note; and (vi) agree that it will not be necessary for Payee, in order to enforce payment of this Note, first to institute suit against or to exhaust Payee’s remedies against Maker or any other party liable hereunder, or to proceed against any other security for this Note.

14.

Remedies Cumulative.  All rights and remedies of Payee hereunder are cumulative of each other and of every other right or remedy which Payee may otherwise have at law or in equity or under any other contract or document for the enforcement of or the collection of this Note, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.  The failure of Payee at any time to assert or exercise any rights granted by this Note shall not render the Payee liable to any person concerned herein or deprive Payee of any rights granted herein.  All rights of Payee hereunder may be assigned or transferred in whole or in part by Payee, as it deems advisable, and the rights of Payee hereunder shall inure to the benefit of its successors and assigns.  All obligations of Maker hereunder shall bind the heirs, legal representatives, successors and assigns of Maker.

15.

Assignment.  No party to this Note may assign or delegate any of its rights or obligations hereunder without first obtaining the written consent of the other party, which consent shall be in the sole discretion of such other party.

16.

Definitions; Applicable Law.  The terms “Maker” and “Payee” and other nouns and pronouns include the singular and/or plural, as appropriate.  The terms “Maker” and “Payee” also include their respective heirs, personal representatives, successors and assigns. This Note shall be governed and construed in accordance with the internal laws, and not the laws of conflicts, of the State of Texas.  Performance by the parties hereunder shall be deemed occur exclusively in Austin, Texas.

17.

Commercial Purpose.  Maker warrants and represents that the loan evidenced by this Note is being made solely to acquire or carry on a business or commercial enterprise, and/or Maker is a business or commercial organization.  Maker further warrants and represents that all of the proceeds of this Note shall be used for business, commercial, investment or other similar purposes and shall not be used for personal, family, household or agricultural purposes.

18.

Attorney’s Fees and Expenses.  In the event that Payee or any other holder of this Note brings suit hereon, or employs an attorney or incurs expenses to compel payment of this Note or any portion of the indebtedness evidenced hereby, or to cure any Event of Default under this Note or any of the Security Documents, whether through suit, insolvency, reorganization, bankruptcy, or any other legal or informal proceeding, Maker and all endorsers, guarantors and sureties agree additionally to pay all reasonable attorney’s fees, court costs and other reasonable expenses thereby incurred by Payee.

19.

Entire Agreement.  THIS NOTE, THE SECURITY AGREEMENT, THE SECOND SECURITY AGREEMENT AND ALL INSTRUMENTS OR DOCUMENTS DELIVERED PURSUANT HERETO OR THERETO, TOGETHER WITH ALL EXHIBITS AND SCHEDULES HERETO AND THERETO, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO AND THERETO RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. DEBTOR REPRESENTS THAT IS HAS BEEN REPRESENTED BY SEPARATE LEGAL COUNSEL RELATING TO THE NEGOTIATION AND EXECUTION OF THIS NOTE AND THE PLEDGE AND SECURITY AGREEMENT.

[Remainder of this page intentionally left blank]

EXECUTED to be effective as of the day and year first written above.

MAKER:

TANISYS TECHNOLOGY, INC.,

a Wyoming corporation

By: /s/ John R. Bennett

Name: John R. Bennett

Its:   President

1ST TECH CORPORATION

By: /s/ John R. Bennett

Name: John R. Bennett

Its:   President

DARKHORSE SYSTEMS, INC.

By: /s/ John R. Bennett

Name: John R. Bennett

Its:   President

ROSETTA MARKETING AND SALES, INC.

By: /s/ John R. Bennett

Name: John R. Bennett

Its:   President

Exhibit 99.8

SECURITY AGREEMENT

(this “Agreement”)

Secured Party:

Debtor:

ATE WORLDWIDE, LLC

TANISYS TECHNOLOGY, INC.

135 Commercial Street

12201 Technology Blvd., Suite 125

Sunnyvale, California  94086

Austin, Texas  78727

(hereinafter, “Secured Party”)

1ST TECH CORPORATION

12201 Technology Blvd., Suite 130

Austin, Texas  78727-6118

DARKHORSE SYSTEMS, INC.

12201 Technology Blvd., Suite 130

Austin, Texas  78727-6118

ROSETTA MARKETING AND SALES, INC.

12201 Technology Blvd., Suite 130

Austin, Texas  78727-6118

(collectively hereinafter “Debtor”)

1.

For value received, Debtor hereby grants to Secured Party a security interest in the following Collateral, as that term is hereinafter defined:

(i)

Any and all inventory, capital assets, accounts, accounts receivable, receivables, contract rights, book debts, checks, notes, drafts, instruments, chattel paper, acceptances, choses in action, any and all amounts due to Debtor or other forms of obligations and receivables, whether now existing or hereafter arising out of the business of Debtor, as well as any and all of the cash or non-cash proceeds resulting from all of the foregoing;

(ii)

Any and all equipment, furniture, furnishings, and fixtures, including, without limitation, all accessories and appurtenances to, renewals or replacements of or substitutions for any of the foregoing;

(iii)

Any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held (collectively, the “Copyrights”);

          (iv)

Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

(v)

Any and all design rights which may be available to Debtor now or hereafter existing, created, acquired or held;

(vi)

All patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including, without limitation the patents and patent applications U.S. Patent 5,812,472; U.S. Patent 6,008,664; U.S. Patent 5,956,280; U.S. Patent 5,914,902; U.S. Patent 5,912,852; U.S. Patent 5,999,468; U.S. Patent Number 5,995,424; U.S. Patent 6,183,253; U.S. Patent 6,067,648; U.S. Patent 6,064,948; U.S. Patent 6,285,962; U.S. Patent 6,480,799; Serial Number 09/966,541; Taiwanese (ROC) Patent 132190; Taiwanese (ROC) Patent 118906; Taiwanese (ROC) Patent 133631 (collectively, the “Patents”);

(vii)

Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Debtor connected with and symbolized by such trademarks (collectively, the “Trademarks”);

(viii)

Any and all claims for damages by way of past, present and future infringement of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

(ix)

All licenses or other rights to use any of the Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use to the extent permitted by such license or rights;

(x)

All amendment, renewals and extensions of any of the Copyrights, Trademarks or Patents; and

(xi)

All proceeds and products of the foregoing, including, without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing (all of (i) through and including (xi) above are referred to collectively as the “Assets”).

The Assets are operated, used and are to be used only for business and business purposes, other than farming operations, and are not for personal, family, or household use.

2.

The term “Collateral” as used herein means the Assets, as described or referred to in Paragraph 1 above, now owned or hereafter acquired by Debtor, together with the invoices and profits received therefrom, accessions, attachments, additions to, substitutes and replacements for, improvements of such property, including, without limitation, the Assets described above, whether now existing or hereafter made, including the proceeds of all such above described property, and the insurance payable by reason of loss or damage thereto, and all proceeds of any policy of insurance required thereon by Secured Party, including premium refunds.

3.

The Collateral is personal property, and is located at Debtor’s address/location stated at the top of this Agreement, unless otherwise specifically provided in Schedule 1 attached hereto and incorporated by this reference.

4.

By its signature on this Agreement, Debtor hereby authorizes and requests that the Register of Copyrights and the Commissioner of Patents and Trademarks record this Security Agreement.

5.

The security interest granted by this Agreement shall secure the payment and performance of Debtor’s Obligation, as the term is hereinafter defined, to Secured Party.  The term “Obligation”, as used herein means (i) all indebtedness of Debtor to Secured Party evidenced by that one certain promissory note dated February 21, 2003 in the original principal amount of FIVE HUNDRED EIGHTY THOUSAND AND NO/100ths Dollars ($580,000.00), executed by Debtor, and payable to the order of Secured Party, together with any and all renewals and extensions of the same, or any part thereof (the “Note”); (ii) all other indebtedness and liabilities of Debtor to Secured Party, (iii) all future advances or other value given by Secured Party to Debtor; and (iv) any and all other debts, liabilities and duties of every kind and character of Debtor (or of any one or more of them, if there be more than one) to Secured Party, whether now or hereafter existing, and regardless of whether such present or future debts, liabilities or duties are direct or indirect, primary or secondary, joint, several, or joint and several, fixed or contingent, including, without limitation, guaranteed indebtedness, and regardless of whether such present or future debts, liabilities or duties may, prior to their acquisition by Secured Party, be or have been payable to, or be or have been in favor of, some other person or have been acquired by Secured Party in a transaction with one other than Debtor (it being contemplated that Secured Party may make such acquisitions from others), together with any and all renewals and extensions of such debts, liabilities and duties, or any part thereof.  Any prior grant of a security interest by Debtor to Secured Party is hereby renewed, extended and carried forward, and shall remain in full force and effect.

6.

Debtor represents and warrants that: (i) Debtor is the sole owner of the Collateral, except for non-exclusive licenses granted by Debtor to its customers in the ordinary course of business, and it is in Debtor’s possession at the location specified above unless specifically set forth on Schedule 1; (ii) to Debtor’s knowledge, each of the Patents is valid and enforceable, and no part of the Collateral has been judged invalid or unenforceable, in whole or in part, and no unresolved claim exists that any part of the Collateral violates the rights of any third party; (iii) during the term of this  Agreement, Debtor will not transfer or otherwise encumber any interest in the Collateral, except for non-exclusive licenses granted by Debtor in the ordinary course of business, payments made by Debtor to its creditors in the ordinary course of business or as set forth in this Agreement; (iv) Debtor shall promptly advise Secured Party of any material change in the composition of the Collateral, including, without limitation, any subsequent ownership right of the Debtor in or to any Trademark, Patent or Copyright not specified in this Agreement; (v) Debtor shall (a) protect, defend and maintain the validity and enforceability of the Trademarks, Patents and Copyrights, (b) use its best efforts to detect infringements of the Trademarks, Patents and Copyrights and promptly advise Secured Party in writing to material infringements detected and (c) not allow any Trademarks, Patents or Copyrights to be abandoned, forfeited or dedicated to the public without the written consent of Secured Party, which shall not be unreasonably withheld unless Debtor determines that reasonable business practices suggest that abandonment is appropriate; (vi) Debtor shall (a) register or cause to be registered (to the extent not already registered) with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, any and all Copyrights, Patents, Trademarks, within thirty (30) days of the date of this Agreement, (b) register or cause to be registered with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, those additional intellectual property rights developed or acquired by Debtor from time to time in connection with any product prior to the sale or licensing of such product to any third party (including, without limitation, revisions or additions to the intellectual property rights relating to any Copyright, Patent, or Trademark), and (c) from time to time, execute and file such other instruments, and take such further actions as Secured Party may reasonably request from time to time to perfect or continue the perfection of Secured Party’s interest in the Collateral; (vii) to its knowledge, except for, and upon, the filing with the United States Patent and Trademark office with respect to the Patents and Trademarks and the Register of Copyrights with respect to the Copyrights necessary to perfect the security interests created hereunder and the filing of a financing statement with the appropriate governmental authority with respect to the Collateral, and except as has been already made or obtained, no authorization, approval or other action by, and no notice to or filing with, any governmental authority or governmental regulatory body is required either (a) for the grant by Debtor of the security interest granted herein or for the execution, delivery or performance of this Agreement by Debtor or (b) for the perfection in or the exercise by Secured Party of its rights and remedies hereunder; (viii) upon any executive officer of Debtor obtaining actual knowledge thereof, Debtor shall promptly notify Secured Party in writing of any event that materially and adversely affects the value of any Collateral, the ability of Debtor to dispose of any Collateral or the rights and remedies of Secured Party in relation thereto, including, without limitation, the levy of any legal process against any of the Collateral; (ix) the Collateral is not being purchased or used for primarily personal, family or household use; (x) the name of Debtor as it appears at the top of this Agreement is Debtor’s name as it appears in its legal formation documents; (xi) Debtor’s name as it appears at the top of this Agreement is not the assumed or business name of Debtor unless otherwise indicated; (xii) Debtor has taken all corporate action necessary to authorize the execution and delivery of this Agreement and the legal agent who may be executing this Agreement on behalf of Debtor has authority to execute and deliver this Agreement; (xiii) The statements above concerning the location of Debtor’s place of business (or chief executive office), residence, mailing address and use and location of the Collateral are true and correct; (xiv) except as disclosed to Secured Party on Schedule 2, attached hereto and incorporated herein by this reference, no financing statement covering the Collateral or any part thereof has been made, and no security interest, other than the one herein created, has attached or been perfected in the Collateral or in any part thereof, other than as set forth on Schedule 2; (xv) no dispute, right of setoff, counterclaim or defenses exist with respect to any part of the Collateral; (xvi) all statements in the documents pertaining to this transaction provided or to be provided by Debtor to Secured Party are true and correct; and (xvii) this Agreement constitutes the legal, valid, and binding obligation of the Debtor, enforceable in accordance with its terms.

7.

Debtor further represents and warrants that (i) the Collateral and the Debtor’s use thereof comply with all applicable laws, rules, and regulations, and Debtor has obtained any consents necessary to execute, deliver and perform its obligations under this Agreement; (ii) neither the execution or delivery by the Debtor of this Agreement nor the performance by Debtor of its obligations hereunder violates, conflicts with, results in a breach of, or constitutes a default under, or will result in the creation or imposition of any lien against or upon the Collateral of the Debtor, except as expressly stated herein, pursuant to, or results in a change in any material term of (a) the Articles of Incorporation or Bylaws, as amended, of any Debtor, (b) any provision of statutory law or regulation, (c) any judgment, decree or order of any court or any other agency of the government or (d) any material agreement to which any Debtor is a party or by which Debtor’s Collateral is bound; (iii) all of Debtor's filings with the Securities and Exchange Commission made pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, are true and correct as of the date hereof; and (iv) Debtor has been represented by separate legal counsel in the negotiation and execution of this Agreement.

8.

So long as any part of the Obligation remains unpaid, Debtor covenants and agrees to:  (i) use the Collateral with reasonable care, skill and caution; (ii) keep the Collateral properly sheltered and not permit it to be damaged or injured; (iii) pay, before delinquent, all taxes and other assessments lawfully levied against the Collateral; (iv) from time to time promptly execute and deliver to Secured Party all such other assignments, certificates, supplemental documents, and financing statements and do all other acts or things as Secured Party may reasonably request in order to more fully evidence and perfect the security interest herein created; (v) punctually and properly perform all of Debtor’s covenants, duties, and liabilities under any other security agreement, collateral pledge agreement or contract of any kind now or hereafter existing as security for or in connection with payment of the Obligation, or any part thereof; (vi) pay the Obligation in accordance with the terms of the promissory note or other documents evidencing the Obligation, or any part thereof; (vii) promptly furnish Secured Party with any information or documents which Secured Party may reasonably request concerning the Collateral; (viii) allow Secured Party to inspect the Collateral and all records of Debtor relating thereto or to the Obligation, and to make and take away copies of such records; (ix) promptly notify Secured Party of any change (other than a change requiring advance notice provided for herein) in any fact or circumstances warranted or represented by Debtor in this Agreement or in any other document furnished by Debtor to Secured Party in connection with the Collateral or the Obligation; (x) give prior written notice to Secured Party of any change in Debtor’s place of business or chief executive office such notice to be given not less than fifteen (15) days before such change is made and to specify the address, county and state to which Debtor is moving; (xi) promptly notify Secured Party of any claim, action or proceeding affecting title to the Collateral or any part thereof or the security interest herein, and, at the request of Secured Party, appear in and defend, at Debtor’s expense, any such action or proceeding; (xii) except as otherwise provided in any note or other instrument evidencing the Obligation, promptly, after being requested by Secured Party, pay to Secured Party all amounts actually incurred by Secured Party as court costs and/or attorney’s fees incurred by Secured Party in enforcing this security interest and the reasonable costs actually expended for repossession, storing, preparing for sale, or selling any of the Collateral; and (xiii) promptly furnish Secured Party with financial statements of Debtor upon request of Secured Party in form and content satisfactory to Secured Party.

9.

So long as any part of the Obligation remains unpaid, Debtor covenants and agrees that, without the prior written consent of Secured Party, Debtor will not:  (i) lease, sell, assign, furnish under any contract of service, transfer or otherwise dispose of the Collateral, or any part thereof, other than in the ordinary course of business; (ii) create any other security interest in, or otherwise encumber the Collateral or any part thereof or permit the same to be or become subject to any lien, attachment, execution, sequestration or other legal or equitable process, or any encumbrance of any kind or character, except the security interest herein created or set forth on Schedule 2; (iii) allow the Collateral or any part thereof to become an accession to other goods, other than in the ordinary course of business; (iv) allow the Collateral or any part thereof to be affixed or attached to any real estate except as specifically described above; or (v) cause or permit the Collateral to be removed from the location specified above other than in the ordinary course of business.  Debtor further covenants not to use the Collateral or permit the same to be used for any unlawful purpose or in any manner inconsistent with the provisions or requirement of any policy of insurance thereon.  Should any covenant, duty or agreement of Debtor (except Debtor’s covenants as to insurance) fail to be performed in accordance with its terms hereunder, Secured Party may, but shall never be obligated to perform or attempt to perform such covenant, duty or agreement on behalf of Debtor, and any amount expended by Secured Party in such performance shall become a part of the Obligation (unless such amount is not a charge authorized by applicable law), and, at the request of Secured Party, Debtor agrees to pay such amount to Secured Party on demand.

10.

In the event of Debtor’s default with respect to payment of the Obligation, each person, firm or corporation obligated to make any payment to Debtor with respect to any part of the Collateral (hereafter referred to as the “Account Debtor”) is hereby authorized and directed by Debtor to make payment directly to Secured Party upon notice from Secured Party giving the Account Debtor notice of this assignment and directing the Account Debtor to make payment directly to Secured Party.  The receipt issued by Secured Party and evidencing money received by Secured Party from any Account Debtor shall be a full and complete release, discharge and acquittance to such person, firm or corporation to the extent of any amount so paid to Secured Party.  Secured Party is authorized and empowered on behalf of Debtor, to endorse the name of Debtor upon any check, draft or other instrument payable to Debtor evidencing payment upon the Collateral, or any part thereof, and to receive and apply the proceeds therefrom in accordance with the terms hereof.  All payments received by Debtor or Secured Party with respect to the Collateral or any part thereof, at Secured Party’s option, shall be deposited in a special account by Secured Party in the name of Debtor styled “Cash Collateral Account” and shall be applied by Secured Party as provided in Paragraph 14 hereof.  The security interest created herein shall cover all funds in the Cash Collateral Account to secure payment of the Obligation.

If any Account Debtor of all or any part of the Collateral fails or refuses to make payment thereof when due, Secured Party is authorized, in its discretion, either in its own name or in the name of Debtor, to take such action, including, without limitation, the institution of legal action as Secured Party shall deem appropriate for the collection of the Collateral and any proceeds thereof with respect to which a delinquency exists.  Regardless of any other provision hereof, however, Secured Party shall never be liable for its failure to collect, or for its failure to exercise diligence in the collection of any of the Collateral or any proceeds thereof, nor shall it be under any duty whatever to anyone except to account for the funds that it shall actually receive hereunder.  Furthermore, Secured Party shall have no duty to fix or preserve the rights against prior parties, if any, to the Collateral.

11.

Debtor represents and warrants that Tanisys Technology, Inc. has full right, title and ownership to all of the Assets, and that none of 1st Tech Corporation, Darkhorse Systems, Inc. or Rosetta Marketing and Sales, Inc. (together, the “Subsidiaries”) has any right, title or ownership to any of the Assets or any other material rights or assets.  Debtor further covenants that it will not cause any of the Assets to be sold, assigned or otherwise transferred by Tanisys Technology, Inc. to any of the Subsidiaries for so long as this Agreement is in effect without the written consent of Secured Party at its sole discretion.

12.

Debtor further covenants and agrees to keep the Collateral insured in such amounts, against such risks and with such insurers (i) as set forth in any note or other document evidencing the Obligation; or (ii) if no such note or other document provides for insurance, then such insurance as Secured Party reasonably requires, provided, however, if the Obligation is subject in whole or in part to the Federal Truth In Lending Act or applicable state law, such insurance will be required by Secured Party only in compliance with such law.  All such policies of insurance shall be written for the benefit of Secured Party and Debtor, as their interest may appear, and shall provide for at least ten (10) days’ prior written notice of cancellation to Secured Party.  At the request of Secured Party, Debtor shall promptly furnish to Secured Party evidence of such insurance in form and content satisfactory to Secured Party.  If Debtor fails to perform or observe any applicable covenants as to insurance on the Collateral contained or referred to herein, Secured Party may at its option obtain insurance on only Secured Party’s interest in the Collateral with any premium thereby paid by Secured Party to become a part of the Obligation and to bear interest at Maximum Rate as defined in the Note, such rate to be charged from the date Secured Party advances funds to pay such premium until the amount of such premium is paid by Debtor to Secured Party.  In the event Secured Party maintains such substitute insurance, the additional premium for such insurance shall be due and payable by Debtor to Secured Party in accordance with specific written notification delivered to Debtor by Secured Party or sent by Secured Party to Debtor.  The obligation of Debtor to pay any such additional premium and any interest accruing thereon shall be secured by and entitled to all of the benefits of this Agreement.  In the event Debtor should subsequently provide Secured Party with satisfactory evidence of maintenance by Debtor of required insurance, such substitute insurance obtained by Secured Party shall be cancelled, and appropriate adjustments and/or refunds shall be made by Secured Party in favor of Debtor.  Debtor hereby grants Secured Party a security interest in any refunds of unearned premiums in connection with any cancellation, adjustment or termination of any policy of insurance required by Secured Party and in all proceeds of such insurance, and hereby appoints Secured Party its attorney-in-fact to endorse any check, or document that may be payable to Debtor in order to collect such refunds or proceeds.  Any such sums collected by Secured Party shall be credited, except to the extent applied to the purchase by Secured Party of similar insurance, to any amounts then owing on the Obligation, and the balance, if any, shall be promptly refunded to Debtor.

13.

The term “default” as used herein, means the occurrence of any of the following events:  (i) the failure of Debtor to timely pay the Obligation or any part thereof; (ii) the default or other failure of Debtor to perform any covenant, condition, obligation or agreement of Debtor under this Agreement or any other security document of any kind securing or assuring payment of the Obligation, securing the collateral or any part thereof; (iii) the insolvency of Debtor; (iv) the levy against the Collateral or any part thereof of any execution, attachment, sequestration or other writ; (v) the appointment of a receiver of Debtor or of the Collateral or any part thereof; (vi) the adjudication of Debtor as a bankrupt; (vii) the filing, by way of petition or answer of any petition or other pleading seeking adjudication of Debtor as a bankrupt, an adjustment of Debtor’s debts or any other relief under any bankruptcy reorganization, debtor’s relief or insolvency laws now or hereafter existing; (viii) when Secured Party in good faith believes that the prospect of payment of the Obligation or performance by Debtor of any of Debtor’s covenants, agreements or other duties hereunder, is impaired; (ix) the receipt by Secured Party of information establishing that any representation or warranty made by Debtor herein or in any other document delivered by Debtor to Secured Party in connection herewith is false, misleading or erroneous; (x) any action by Debtor, without the prior written consent of Secured Party, in creating in favor of anyone, other than Secured Party, any other security interest in the Collateral or any part thereof or otherwise encumbering or permitting the same to become subject to any lien, attachment, execution, sequestration or other legal or equitable process; (xi) failure by Debtor to pay any other indebtedness to Secured Party when due; and/or (xii) an Event of Default under the Note.

14.

Upon the occurrence of a default, in addition to any and all other rights and remedies which Secured Party may then have hereunder or under the applicable provision of the Uniform Commercial Code as adopted and enacted in Texas, as amended (the “Code”) or other applicable law or agreements, Secured Party at its option may (i) declare the entire unpaid balance of principal of and all earned interest on the Obligation immediately due and payable, without notice of any kind, including, without limitation, notice of intent to accelerate and notice of acceleration, demand, or presentment, which are hereby waived, except as otherwise expressly provided herein; (ii) require Debtor to assemble the Collateral and deliver it to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties; (iii) render unusable any equipment which may be part of the Collateral; (iv) reduce its claim to judgment, foreclose or otherwise enforce its security interest in all or any part of the Collateral by any available judicial procedure; (v) sell, lease, or otherwise dispose of, at the office of Secured Party, on the premises of Debtor or elsewhere, as chosen by Secured Party, all or any part of the Collateral, in its then condition or following any commercially reasonable preparation or processing, and any such sale or other disposition may be as a unit or in parcels by public or private proceedings, and by way of one or more contracts (it being agreed that the sale of any part of the Collateral shall not exhaust Secured Party’s power of sale, but sales may be made from time to time until all of the Collateral has been sold or until the Obligation has been paid in full), and at any such sale it shall not be necessary to exhibit the Collateral; (vi) at Secured Party’s discretion, retain the Collateral in satisfaction of a promissory note or notes or other document evidencing the Obligation whenever the circumstances are such that Secured Party is entitled to do so under the Code; (vii) apply by appropriate judicial proceedings for appointment of a receiver for the Collateral or any part thereof and Debtor hereby consents to any appointment; and/or (viii) buy the Collateral at any public sale or private sale as permitted by the Code and/or applicable law.  Secured Party shall be entitled to apply the proceeds of any sale or other disposition of the Collateral in the following order:  first to the payment of all of its reasonable expenses actually incurred in collecting such proceeds, including, without limitation, the reasonable costs actually expended for repossessing, foreclosing, storing, preparing for sale or selling the Collateral, reasonable attorney’s fees, and legal expenses incurred by Secured Party in collection, provided, however, that should the Debtor’s payment of such charges be prohibited by law, those charges shall not be a part hereof; and next toward payment of the balance of the Obligation in such order and manner as Secured Party in its discretion may deem advisable.  Secured Party shall account to Debtor for any surplus.  If the proceeds are not sufficient to pay the Obligation in full, Debtor shall remain liable for any deficiency.

In the event of a default hereunder, in addition to, and without limitation against all other remedies available to Secured Party, Secured Party shall have the right to enter upon the premises where the Collateral is located, take possession of the Collateral and remove the same with or without judicial process (if such taking without judicial process can be done lawfully and without breach of the peace), and Debtor does hereby expressly waive any right to any notice, legal process or judicial hearing prior to such taking of possession by Secured Party.  Debtor understands that the right to prior notice and hearing is a valuable right and agrees to the waiver thereof as a part of the consideration for and as an inducement to Secured Party to enter the Note and this Agreement.

15.

Reasonable notification of the time and place of any public sale of the Collateral or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made shall be sent to Debtor and to any other person entitled under the Code to notice; provided, that if the Collateral is perishable, threatens to decline speedily in value, or is of a type customarily sold on a recognized market, Secured Party may sell or otherwise dispose of the Collateral without notifications, advertisement or other notice of any kind.  It is agreed that notice mailed or given not less than ten (10) calendar days prior to the taking of the action to which the notice relates is reasonable notification and notice for the purposes of this Paragraph 15.

16.

Should any part of the Collateral come into the possession of Secured Party, whether before or after default, Secured Party may use or operate the Collateral for the purpose of preserving it or its value pursuant to the order of a court of appropriate jurisdiction or in accordance with any other rights held by Secured Party in respect of the Collateral.  Debtor covenants to promptly reimburse and pay to Secured Party, at Secured Party’s request, the amount of all reasonable expenses incurred by Secured Party in connection with its custody, preservation, use or operation of the Collateral, provided, however, that should the Debtor’s payment of such charges be prohibited by law, those charges shall not be a part hereof; and all such expenses shall be a part of the Obligation.  It is agreed, however, that the risk of accidental loss or damage to the Collateral is on Debtor, and Secured Party shall have no liability whatever for failure to obtain or maintain insurance or to determine whether any insurance ever in force is adequate as to amount or as to the risk insured.

17.

All rights and remedies of Secured Party hereunder are cumulative of each other and of every other right or remedy which Secured Party may otherwise have at law or in equity or under any other contract or document for the enforcement of the security interest herein or the collection of the Obligation, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.  The failure of Secured Party at any time to assert or exercise any rights granted by this Agreement shall not render the Secured Party liable to any person concerned herein or deprive Secured Party of any rights granted herein.  All rights of Secured Party hereunder may be assigned or transferred in whole or in part by Secured Party, as it deems advisable, and the rights of Secured Party hereunder shall inure to the benefit of its successors and assigns.  All obligations of Debtor hereunder shall bind the heirs, legal representatives, successors and assigns of Debtor.

18.

Should any part of the Obligation be payable in installments, the acceptance by Secured Party at any time and from time to time of part payment of the aggregate amount of all installments then matured shall not be deemed to be a waiver of the default then existing.  No waiver by Secured Party of any default shall be deemed to be a waiver of any other subsequent default, nor shall any such waiver by Secured Party be deemed to be a continuing waiver.  No delay or omission by Secured Party in exercising any right or power hereunder, or under any other documents executed by Debtor as security for or in connection with the Obligation, shall impair any such right or power or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such right or power preclude other or further exercise thereof, or the exercise of any other right or power of Secured Party hereunder or under such other documents.

19.

If the Obligation or any part thereof is given in renewal or extension or applied toward the payment of indebtedness secured by a pledge, security agreement or other lien, Secured Party shall be, and is hereby, subrogated to all of the rights, titles, security interests and other liens securing the indebtedness so renewed, extended or paid.

20.

No provision of this Agreement or any note, instrument or document executed by Debtor evidencing the Obligation is intended to or shall require or permit the holder to take, receive, collect, contract for or reserve, directly or indirectly, in money, goods or things in action, or in any other way, any greater interest, sum or value in excess of the maximum rate of interest permitted by the law in effect in the State of Texas, federal law, or the governing laws of any other jurisdiction, at the applicable date.  In the event that any such excess shall be nevertheless provided for, Debtor shall not be obligated to pay such excess, but, if paid, then the excess shall be applied against the unpaid balance of the principal sum of the Obligation or to the extent that the principal sum of the Obligation has been paid in full by reason of such application or otherwise, such excess shall be remitted to Debtor.

21.

This Agreement shall be not severable or divisible in any way but, it is specifically agreed that, if any provision should be invalid, the invalidity shall not affect the validity of the remainder of this Agreement.  Secured Party and Debtor agree that the validity of this Agreement and all agreements and documents executed in connection with this Agreement shall, to the extent possible be governed by the laws of the State of Texas.

22.

Debtor hereby irrevocably appoints Secured Party as Debtor’s attorney-in-fact, with full authority in the place and stead of Debtor and in the name of Debtor, from time to time in Secured Party’s sole and absolute discretion, to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, (i) to modify, in its sole discretion, this Security Agreement without first obtaining Debtor’s approval of or signature to such modification by amending the definitions of Copyright, Patent, and/or Trademark, as appropriate, to include reference to any right, title or interest in any Copyrights, Patents or Trademarks acquired by Debtor after the execution hereof or to delete any reference to any right, title or interest in any Copyrights, Patents or Trademarks in which Debtor no longer has or claims any right, title or interest, (ii) to file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of Debtor where permitted by law and (iii) after the occurrence of a default, to transfer the Collateral into the name of Secured Party or a third party to the extent permitted under the Texas Uniform Commercial Code, or applicable United States law, as the case may be.

23.

All written notices permitted or required to be given pursuant to this Agreement shall be effective if mailed or delivered to the party at the address shown at the top of this Agreement or at such other address previously designated in writing by a party hereto.

24.

A carbon, photographic or other reproduction of this Agreement or of any financing statement executed in connection with this transaction may be filed as a financing statement with any filing officer authorized to accept such filings under the Uniform Commercial Code as adopted in Texas or any other state in the United States.

[SIGNATURES ON FOLLOWING PAGE]

Executed as of February 21, 2003.

Secured Party:

Debtor:

ATE WORLDWIDE, LLC

TANISYS TECHNOLOGY, INC.

By:

  /s/ James T. Healy

By:         /s/ John R. Bennett

Name:

 James T. Healy

Name:  John R. Bennett

Its:         President

Its:         President

1ST TECH CORPORATION

By:        /s/ John R. Bennett

Name:  John R. Bennett

Its:         President

DARKHORSE SYSTEMS, INC.

By:        /s/ John R. Bennett

Name:  John R. Bennett

Its:         President

ROSETTA MARKETING AND SALES, INC.

By:        /s/ John R. Bennett

Name:  John R. Bennett

Its:         President

Attachments Incorporated into this Security Agreement:

Schedule 1 - Location of the Collateral

Schedule 2 - Listing of All Other Security Interests in the Collateral

SCHEDULE 1

Location of Collateral, if other than at 12201 Technology Blvd., Suites 125 and 130, Austin, Travis County, Texas  78727.

SCHEDULE 2

Listing of all other creditors who have an existing security interest in the Collateral.

Silicon Valley Bank

3003 Tasman Drive

Santa Clara, California 95054

The holders of the Series A Preferred Stock of Tanisys Technology, Inc. as reflected in that Security Agreement attached hereto as Exhibit “A”, and their successors-in-interest.

New Century Equity Holdings Corp.

10101 Reunion Place

Suite 450

San Antonio, Texas 78216

Telogy, Inc.

32000 Whipple Road

Union City, California 94587